                                                                    EXHIBIT 99.1

                    SELECTED CONSOLIDATED FINANCIAL DATA(1)

  The following table sets forth selected consolidated financial data of the Company for the periods indicated. Effective November 1, 1995, the Company elected to change its fiscal year end from October 31 to July 31.

                                                        NINE MONTHS ENDED   TWELVE MONTHS ENDED   SIX MONTHS ENDED
                            YEAR ENDED OCTOBER 31,          JULY 31,             JULY 31,            JANUARY 31,
                          ----------------------------  ------------------  --------------------  ------------------
                            1993      1994      1995      1995      1996      1996       1997       1997      1998
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF INCOME
 DATA:
Net sales...............  $290,990  $359,881  $458,849  $318,642  $439,842  $ 580,049  $ 634,825  $306,575  $351,359
Cost of sales...........   230,758   285,339   363,757   251,381   350,130    462,506    507,547   244,536   280,862
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Gross profit...........    60,232    74,542    95,092    67,261    89,712    117,543    127,278    62,039    70,497
Operating expenses......    54,789    65,080    81,355    57,154    75,059     99,261    103,885    52,148    55,577
Merger expenses.........       --        --        --        --        --         --         --        --      4,064
Amortization of
 intangibles............       199       538     2,426       602       793      2,616      1,060       530       505
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Total operating ex-
  penses................    54,988    65,618    83,781    57,756    75,852    101,877    104,945    52,678    60,146
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Operating income.......     5,244     8,924    11,311     9,505    13,860     15,666     22,333     9,361    10,351
Interest expense........     2,663     4,391     5,969     4,127     5,887      7,730      5,976     3,508     2,273
Other, net..............      (210)     (226)     (428)     (377)     (360)      (411)      (679)     (301)     (349)
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Total other expense....     2,453     4,165     5,541     3,750     5,527      7,319      5,297     3,207     1,924
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Income before income
  taxes and extraordi-
  nary item.............     2,791     4,759     5,770     5,755     8,333      8,347     17,036     6,154     8,427
Income taxes............     1,617     2,022     2,953     2,185     2,883      3,652      6,636     2,571     4,855
Income before
 extraordinary item.....     1,174     2,737     2,817     3,570     5,450      4,695     10,400     3,583     3,572
Extraordinary item......       --        --        --        --        --         --         933       933       --
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Net income.............  $  1,174  $  2,737  $  2,817  $  3,570  $  5,450  $   4,695  $   9,467  $  2,650  $  3,572
                          ========  ========  ========  ========  ========  =========  =========  ========  ========
PER SHARE DATA (BA-
 SIC)(2):
Income before extraordi-
 nary item..............  $   0.09  $   0.20  $   0.21  $   0.26  $   0.40  $    0.34  $    0.64  $   0.23  $   0.21
Extraordinary item......       --        --        --        --        --         --        0.06      0.06       --
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Net income.............  $   0.09  $   0.20  $   0.21  $   0.26  $   0.40  $    0.34  $    0.58  $   0.17  $   0.21
                          ========  ========  ========  ========  ========  =========  =========  ========  ========
Weighted average basic
 shares of common
 stock..................    13,691    13,691    13,691    13,691    13,687     13,688     16,367    15,394    17,357
                          ========  ========  ========  ========  ========  =========  =========  ========  ========
PER SHARE DATA (DILUT-
 ED)(2):
Income before extraordi-
 nary item..............  $   0.09  $   0.18  $   0.19  $   0.24  $   0.37  $    0.32  $    0.63  $   0.22  $   0.20
Extraordinary item......       --        --        --        --        --         --        0.06      0.06       --
                          --------  --------  --------  --------  --------  ---------  ---------  --------  --------
 Net income.............  $   0.09  $   0.18  $   0.19  $   0.24  $   0.37  $    0.32  $    0.57  $   0.16  $   0.20
                          ========  ========  ========  ========  ========  =========  =========  ========  ========
Weighted average diluted
 shares of common
 stock..................    13,691    14,804    14,858    14,858    14,853     14,855     16,553    16,125    17,654
                          ========  ========  ========  ========  ========  =========  =========  ========  ========

                                                                          AS OF
                              AS OF OCTOBER 31,       AS OF JULY 31,   JANUARY 31,
                          -------------------------- ----------------- -----------
                            1993     1994     1995     1996     1997      1998
BALANCE SHEET DATA (IN
 THOUSANDS):
Working capital.........  $ 22,044 $ 24,713 $ 26,983 $ 13,453 $ 53,101  $ 57,408
Total assets............    81,960   91,442  134,508  152,343  164,561   180,337
Total long term debt and
capital leases..........    35,024   34,327   48,890   34,108   21,647    22,916
Total stockholders'
equity..................     8,894   14,266   17,117   23,440   73,916    77,569

---------------------
(1) Selected consolidated financial data for the year ended October 31, 1995, nine months ended July 31, 1996 and year ended July 31, 1997 were derived from financial statements of the Company which were audited by KPMG Peat Marwick LLP, independent certified public accountants, whose report appears elsewhere herein. Selected consolidated financial data should be read in conjunction with the Company's Consolidated Financial Statements and Notes thereto, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial information included elsewhere herein.

   Selected consolidated financial data for the years ended October 31, 1993 and 1994, nine months ended July 31, 1995, twelve months ended July 31, 1996 and six months ended January 31, 1997 and 1998 were derived from unaudited financial statements of the Company. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations have been included in such unaudited financial statements. Such results may not be indicative of the results expected for a full year.

   The Stow Mills merger has been accounted for as a pooling of interests and therefore the financial data of the Company are presented as if United Natural and Stow Mills had been combined for all periods presented. Stow Mills' results of operations for its fiscal years ended December 31, 1993, 1994 and 1995, its nine months ended September 29, 1995 and September 27, 1996, its twelve months ended September 29, 1996 and July 31, 1997 and its six months ended January 31, 1997 and 1998 have been combined with United Natural's results of operations for the respective periods indicated herein. Stow Mills' financial position as of December 31, 1993, 1994 and 1995, September 27, 1996, July 31, 1997 and January 31, 1998 has been combined with United Natural's financial position for the respective periods indicated herein.

(2) All per share and share data have been restated to reflect the adoption of Statement of Financial Accounting Standards No. 128. See Note 1 of Notes to the Company's Consolidated Financial Statements.